UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 23, 2025
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 23, 2025, Jason A. Kitzmiller, a member of the Board of Directors (the “Board”) of Burke & Herbert Financial Services Corp. (the “Company”) provided notice of his decision to not stand for re-election at the Company’s 2025 Annual Shareholder’s Meeting (the “2025 Annual Meeting”). Mr. Kitzmiller will continue to serve as a director and on the committees of which he is a member until his term expires at the 2025 Annual Meeting. The Company thanks Mr. Kitzmiller for his service as a member of the board of directors of the Company and his prior service as a member of the board of directors of Summit Financial Group, Inc.

Item 8.01 - Other Events

On January 23, 2025, the Board determined that the 2025 Annual Meeting will be held at the Burke & Herbert Corporate Center at 5680 King Centre Drive, Alexandria, Virginia 22315 on Tuesday, May 22, 2025 at 8:00 a.m. eastern time. The Board also set March 14, 2025 as the record date for determining the shareholders entitled to receive notice of, and vote at, the 2025 Annual Meeting. All other relevant information concerning the 2025 Annual Meeting will be included in the Company’s proxy materials to be distributed in connection with the 2025 Annual Meeting, which will be filed with the Securities and Exchange Commission (“SEC”) and made available to the Company’s shareholders at a later date.

Because the date of the 2025 Annual Meeting is more than 30 days prior to the anniversary date of the Company’s 2024 Annual Meeting of Shareholders, the Company is hereby providing notice of the revised deadlines for shareholder proposals via this Form 8-K.

To be eligible for inclusion in the proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholder proposals (including any additional information specified in the Company’s Bylaws) must be received by our Secretary at the Company’s principal executive offices no later than February 21, 2025.

A shareholder proposal or director nomination (including nominations pursuant to Rule 14a-19 under the Exchange Act) outside of Rule 14a-8 under the Exchange Act and pursuant to the Bylaws must be received by our Corporate Secretary at the Company’s principal executive offices by February 21, 2025.

Shareholder proposals and shareholder director nominations must comply with all applicable requirements set forth in the rules and regulations of the SEC, the Exchange Act, and the Bylaws. Any shareholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2025 Annual Meeting or director nomination should be addressed to our Secretary, Burke & Herbert Financial Services Corp., 100 S. Fairfax Street, Alexandria, VA 22314.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of January, 2025.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO